Long-Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	December 31, 2019	December 31, 2018
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2020 to 2022	212,000	225,000
U.S. Dollar-denominated Term Loans and Bonds due from 2020 to 2030	1,114,707	1,212,504
Norwegian Kroner-denominated Bonds due from 2020 to 2023	347,163	352,973
Euro-denominated Term Loans due from 2023 to 2024	165,376	193,781
Other U.S. Dollar-denominated Loans	3,300	3,300
Total principal	1,842,546	1,987,558
Unamortized discount and debt issuance costs	(11,150)	(17,782)
Total debt	1,831,396	1,969,776
Less current portion	(393,065)	(135,901)
Long-term debt	1,438,331	1,833,875

As at December 31, 2019, the Partnership had two revolving credit facilities available, one of which was scheduled to mature in November 2020. The two credit facilities, as at such date, provided for borrowings of up to $378.2 million (December 31, 2018 – $400.6 million), of which $166.2 million (December 31, 2018 – $175.6 million) was undrawn. Interest payments are based on LIBOR plus margins, which ranged from 1.40% to 2.25%. In March 2020, the Partnership refinanced its $225 million revolving credit facility, which was scheduled to mature in November 2020 with a new $225 million revolving credit facility maturing in March 2022 (see Note 20d). Giving effect to the March 2020 refinancing, the drawn portion of the original revolving credit facility of $207 million was classified to long-term debt in the Partnership's consolidated balance sheets as of December 31, 2019 and the amount available under the two revolving credit facilities will be reduced by $23.4 million in 2020, $24.4 million in 2021, and $330.4 million in 2022. The revolving credit facilities may be used by the Partnership to fund general partnership purposes. One of the revolving credit facilities is unsecured, while the other revolving credit facility is collateralized by first-priority mortgages granted on two of the Partnership’s vessels, together with other related security, and includes a guarantee from its two subsidiaries of all outstanding amounts.

As at December 31, 2019, the Partnership had seven U.S. Dollar-denominated term loans and bonds outstanding which totaled $1.1 billion in aggregate principal amount (December 31, 2018 – $1.2 billion). Interest payments on the term loans are based on LIBOR plus a margin, where margins ranged from 0.30% to 3.25% and fixed interest payments on the bonds ranged from 4.11% to 4.41%. The seven combined term loans and bonds require quarterly interest and principal payments and six have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on 18 of the Partnership’s vessels to which the loans relate, together with certain other related security. In addition, as at December 31, 2019, all of the outstanding term loans were guaranteed by either the Partnership or Teekay Nakilat Corporation (or the RasGas II Joint Venture), of which the Partnership has a 70% ownership interest.

The Partnership has Norwegian Kroner (or NOK) 3.1 billion of senior unsecured bonds in the Norwegian bond market that mature through 2023. As at December 31, 2019, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $347.2 million (December 31,
2018 – $353.0 million). The interest payments on the bonds are based on NIBOR plus a margin, which margins ranged from 3.70% to 6.00%. The Partnership entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.89% and the transfer of principal fixed at $382.5 million upon maturity in exchange for NOK 3.1 billion (see Note 13).

The Partnership has two Euro-denominated term loans outstanding, which as at December 31, 2019, totaled 147.5 million Euros ($165.4 million) (December 31, 2018 – 169.0 million Euros ($193.8 million)). Interest payments are based on EURIBOR plus margins, where margins ranged from 0.60% to 1.95% as at December 31, 2019, and the loans require monthly and semi-annual interest and principal payments. The term loans have varying maturities through 2024. The term loans are collateralized by first-priority mortgages on the two Partnership vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

As at December 31, 2019, the RasGas II Joint Venture had a $3.3 million loan payable to its 30% non-controlling interest owner (December 31, 2018 – $3.3 million). The interest on the loan is based on LIBOR plus 1.0% and is payable on demand.

The weighted-average interest rates for the Partnership’s long-term debt outstanding at December 31, 2019, and 2018 were 4.12% and 4.44%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 13). As at December 31, 2019, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 3.25%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, the repayment of the Partnership's NOK-denominated bonds and the termination of the associated cross currency swaps, and the change in the valuation of the Partnership’s cross currency swaps, the Partnership incurred foreign exchange (losses) gains of $(9.6) million, $1.4 million, and $(26.9) million for the years ended December 31, 2019, 2018 and 2017, respectively.

The aggregate annual long-term debt principal repayments required subsequent to December 31, 2019, after giving effect to the March 2020 revolving credit facility refinancing described above, are $393.8 million (2020), $412.0 million (2021), $298.5 million (2022), $210.3 million (2023), $102.1 million (2024) and $425.8 million (thereafter).

Certain loan agreements require that (a) the Partnership maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at December 31, 2019, the Partnership has three credit facilities with an aggregate outstanding loan balance of $400.8 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 115%, 120% and 135%, which as at December 31, 2019 were 210%, 138% and 194%, respectively. The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Partnership based on second-hand sale and purchase market data. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As of the date these consolidated financial statements were issued, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and other long-term debt.